                                                                    Exhibit 99.3


                       DVI RECEIVABLES XI, L.L.C. 2000-1
                                SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 14, 2002

I.  RECONCILIATION OF COLLECTION ACCOUNT:
      End of Period Collection Account Balance as of Prior Payment Date:                                             286,008.51
      Available Funds:
        Contract Payments due and received in this period                                                          4,594,654.63
        Contract Payments due in prior period(s) and received in this period                                         548,275.74
        Contract Payments received in this period for next period                                                    192,395.37
        Sales, Use and Property Tax, Maintenance, Late Charges                                                       109,507.78
        Prepayment Amounts related to early termination in this period                                             4,121,768.97
        Servicer Advance                                                                                             472,315.55
        Proceeds received from recoveries on previously Defaulted Contracts                                                0.00
        Transfer from Reserve Account                                                                                  4,204.34
        Interest earned on Collection Account                                                                          5,101.37
        Interest earned on Affiliated Account                                                                            632.45
        Proceeds from repurchase of Contracts per Contribution and Servicing Agreement
           Section 5.03                                                                                                    0.00
        Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted
           contract < Predecessor contract)                                                                                0.00
        Amounts paid under insurance policies                                                                              0.00
        Any other amounts                                                                                                  0.00

                                                                                                                 --------------
      Total Available Funds                                                                                       10,334,864.71
      Less: Amounts to be Retained in Collection Account                                                             407,724.32
                                                                                                                 --------------
      AMOUNT TO BE DISTRIBUTED                                                                                     9,927,140.39
                                                                                                                 ==============


      DISTRIBUTION OF FUNDS:
        1.  To Trustee -  Fees                                                                                             0.00
        2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                               548,275.74
        3.  To Noteholders (For Servicer Report immediately following the Final Additional
            Closing Date)

               a) Class A1 Principal and Interest                                                                          0.00
               a) Class A2 Principal (distributed after A1 Note matures) and Interest                                      0.00
               a) Class A3 Principal (distributed after A2 Note matures) and Interest                              7,460,210.37
               a) Class A4 Principal (distributed after A3 Note matures) and Interest                                619,968.75
               b) Class B Principal and Interest                                                                     137,814.75
               c) Class C Principal and Interest                                                                     276,019.52
               d) Class D Principal and Interest                                                                     185,240.43
               e) Class E Principal and Interest                                                                     239,034.49

        4.  To Reserve Account for Requirement per Indenture Agreement Section 3.08                                        0.00
        5.  To Issuer - Residual  Principal and Interest and Reserve Account Distribution
               a) Residual Interest (Provided no Restricting or Amortization Event in effect)                         37,713.47
               b) Residual Principal (Provided no Restricting or Amortization Event in effect)                       245,871.28
               c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)              4,204.34
        6.  To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts               115,241.60
        7.  To Servicer, Servicing Fee and other Servicing Compensations                                              57,545.65
                                                                                                                 --------------
      TOTAL FUNDS DISTRIBUTED                                                                                      9,927,140.39
                                                                                                                 ==============

                                                                                                                 --------------
      End of Period Collection Account Balance {Includes Payments in Advance & Restricting
         Event Funds (if any)}                                                                                       407,724.32
                                                                                                                 ==============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                $ 2,925,289.09
        - Add Investment Earnings                                                                                      4,204.34
        - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                   0.00
        - Less Distribution to Certificate Account                                                                     4,204.34
                                                                                                                 --------------
End of period balance                                                                                            $ 2,925,289.09
                                                                                                                 ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                       $ 2,925,289.09
                                                                                                                 ==============

                       DVI RECEIVABLES XI, L.L.C. 2000-1
                                SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 14, 2002

III.  CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                  Pool A                                      100,934,959.95
                  Pool B                                       34,105,047.60
                                                            ----------------
                                                                                  135,040,007.55
Class A Overdue Interest, if any                                        0.00
Class A Monthly Interest - Pool A                                 648,748.38
Class A Monthly Interest - Pool B                                 219,206.46

Class A Overdue Principal, if any                                       0.00
Class A Monthly Principal - Pool A                              4,506,211.12
Class A Monthly Principal - Pool B                              2,706,013.16
                                                            ----------------
                                                                                    7,212,224.28
Ending Principal Balance of the Class A Notes
                  Pool A                                       96,428,748.83
                  Pool B                                       31,399,034.44
                                                            ----------------
                                                                                 ---------------
                                                                                  127,827,783.27
                                                                                 ===============

--------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000     Ending Principal
Original Face $257,425,000    Original Face $257,425,000    Balance Factor
$ 3.371680                    $ 28.016798                   49.656321%
--------------------------------------------------------------------------------

IV.  CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                  Class A1                                                 0.00
                  Class A2                                                 0.00
                  Class A3                                        39,415,007.55
                  Class A4                                        95,625,000.00
                                                               -----------------

Class A Monthly Interest                                                                135,040,007.55
                  Class A1 (Actual Number Days/360)                        0.00
                  Class A2                                                 0.00
                  Class A3                                           247,986.09
                  Class A4                                           619,968.75
                                                               ----------------

Class A Monthly Principal
                  Class A1                                                 0.00
                  Class A2                                                 0.00
                  Class A3                                         7,212,224.28
                  Class A4                                                 0.00
                                                               ----------------
                                                                                          7,212,224.28
Ending Principal Balance of the Class A Notes
                  Class A1                                                 0.00
                  Class A2                                                 0.00
                  Class A3                                        32,202,783.27
                  Class A4                                        95,625,000.00

                                                               ----------------
                                                                                       ---------------
                                                                                        127,827,783.27
                                                                                       ===============

Class A3

--------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000    Ending Principal
Original Face $83,000,000    Original Face $83,000,000    Balance Factor
$ 2.987784                   $ 86.894268                  38.798534%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 14, 2002

V.  CLASS B NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class B Notes
                             Pool A                                1,719,842.13
                             Pool B                                  581,050.02
                                                                  -------------
                                                                                       2,300,892.15

        Class B Overdue Interest, if any                                   0.00
        Class B Monthly Interest - Pool A                             11,121.65
        Class B Monthly Interest - Pool B                              3,757.46
        Class B Overdue Principal, if any                                  0.00
        Class B Monthly Principal - Pool A                            76,810.42
        Class B Monthly Principal - Pool B                            46,125.22
                                                                  -------------
                                                                                         122,935.64
        Ending Principal Balance of the Class B Notes
                             Pool A                                1,643,031.71
                             Pool B                                  534,924.80
                                                                  -------------
                                                                                     --------------
                                                                                       2,177,956.51
                                                                                     ==============

--------------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
Original Face $4,387,000    Original Face $4,387,000     Balance Factor
$ 3.391637                  $ 28.022713                  49.645692%
--------------------------------------------------------------------------------

VI.  CLASS C NOTE PRINCIPAL BALANCE
        Beginning Principal Balance of the Class C Notes
                             Pool A                                  3,440,375.46
                             Pool B                                  1,162,408.90
                                                                    --------------
                                                                                         4,602,784.36

        Class C Overdue Interest, if any                                     0.00
        Class C Monthly Interest - Pool A                               22,534.46
        Class C Monthly Interest - Pool B                                7,613.78
        Class C Overdue Principal, if any                                    0.00
        Class C Monthly Principal - Pool A                             153,620.83
        Class C Monthly Principal - Pool B                              92,250.45
                                                                    --------------
                                                                                           245,871.28
        Ending Principal Balance of the Class C Notes
                             Pool A                                  3,286,754.63
                             Pool B                                  1,070,158.45
                                                                    --------------
                                                                                       ---------------
                                                                                         4,356,913.08
                                                                                       ===============

--------------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
Original Face $8,775,000    Original Face $8,775,000     Balance Factor
$ 3.435697                  $ 28.019519                  49.651431%
--------------------------------------------------------------------------------

                       DVI RECEIVABLES XI, L.L.C. 2000-1
                                SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 14, 2002

VII.  CLASS D NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class D Notes
                             Pool A                                 2,293,583.63
                             Pool B                                   774,939.28
                                                                  ---------------
                                                                                        3,068,522.91

        Class D Overdue Interest, if any                                    0.00
        Class D Monthly Interest - Pool A                              15,940.41
        Class D Monthly Interest - Pool B                               5,385.83
        Class D Overdue Principal, if any                                   0.00
        Class D Monthly Principal - Pool A                            102,413.89
        Class D Monthly Principal - Pool B                             61,500.30
                                                                  ---------------
                                                                                          163,914.19
        Ending Principal Balance of the Class D Notes
                             Pool A                                 2,191,169.74
                             Pool B                                   713,438.98
                                                                  ---------------
                                                                                      ---------------
                                                                                        2,904,608.72
                                                                                      ===============

--------------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
Original Face $5,850,000    Original Face $5,850,000     Balance Factor
$ 3.645511                  $ 28.019520                  49.651431%
--------------------------------------------------------------------------------

VIII.  CLASS E NOTE PRINCIPAL BALANCE
        Beginning Principal Balance of the Class E Notes
                             Pool A                                  2,867,325.18
                             Pool B                                    968,828.50
                                                                   ---------------
                                                                                         3,836,153.68

        Class E Overdue Interest, if any                                     0.00
        Class E Monthly Interest - Pool A                               25,519.19
        Class E Monthly Interest - Pool B                                8,622.57
        Class E Overdue Principal, if any                                    0.00
        Class E Monthly Principal - Pool A                             128,017.36
        Class E Monthly Principal - Pool B                              76,875.37
                                                                   ---------------
                                                                                           204,892.73
        Ending Principal Balance of the Class E Notes
                             Pool A                                  2,739,307.82
                             Pool B                                    891,953.13
                                                                   ---------------
                                                                                       ---------------
                                                                                         3,631,260.95
                                                                                       ===============

--------------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
Original Face $7,313,000    Original Face $7,313,000     Balance Factor
$ 4.668639                  $ 28.017603                  49.654874%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 14, 2002

IX.  ISSUERS RESIDUAL PRINCIPAL BALANCE

        Beginning Residual Principal Balance
                             Pool A                                              3,443,077.65
                             Pool B                                              1,163,616.14
                                                                                --------------
                                                                                                     4,606,693.79

        Residual Interest - Pool A                                                  28,171.42
        Residual Interest - Pool B                                                   9,542.05
        Residual Principal - Pool A                                                153,620.83
        Residual Principal - Pool B                                                 92,250.45
                                                                                --------------
                                                                                                       245,871.28
        Ending Residual Principal Balance
                             Pool A                                              3,289,456.82
                             Pool B                                              1,071,365.69
                                                                                --------------
                                                                                                    --------------
                                                                                                     4,360,822.51
                                                                                                    ==============


X.  PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                               57,545.65
         - Servicer Advances reimbursement                                                             548,275.74
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                             115,241.60
                                                                                                    --------------
        Total amounts due to Servicer                                                                  721,062.99
                                                                                                    ==============

                       DVI RECEIVABLES XI, L.L.C. 2000-1
                                SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 14, 2002

XI.  AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
           at the beginning of the related Collection Period                                                  114,699,163.97

        Aggregate Discounted Contract Balance of Additional Contracts acquired
           during Collection Period                                                                                     0.00

        Decline in Aggregate Discounted Contract Balance                                                        5,120,694.46

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
                                                                                                             ---------------
           at the ending of the related Collection Period                                                     109,578,469.51
                                                                                                             ===============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                  2,821,378.86

            - Principal portion of Prepayment Amounts                                        2,299,315.60

            - Principal portion of Contracts repurchased under Indenture Agreement
                   Section 4.02                                                                      0.00

            - Aggregate Discounted Contract Balance of Contracts that have become
                   Defaulted Contracts during the Collection Period                                  0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added
                   during Collection Period                                                          0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts
                   withdrawn during Collection Period                                                0.00
                                                                                            -------------
                                 Total Decline in Aggregate Discounted Contract Balance      5,120,694.46
                                                                                            =============


POOL B
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
           at the beginning of the related Collection Period                                                   38,755,890.44

        Aggregate Discounted Contract Balance of Additional Contracts acquired
           during Collection Period                                                                                     0.00

        Decline in Aggregate Discounted Contract Balance                                                        3,075,014.95

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
                                                                                                             ---------------
           at the ending of the related Collection Period                                                      35,680,875.49
                                                                                                             ===============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                  1,280,935.63

            - Principal portion of Prepayment Amounts                                        1,794,079.32

            - Principal portion of Contracts repurchased under Indenture Agreement
                   Section 4.02                                                                      0.00

            - Aggregate Discounted Contract Balance of Contracts that have become
                   Defaulted Contracts during the Collection Period                                  0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added
                   during Collection Period                                                          0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                          0.00

                                                                                            -------------
                                 Total Decline in Aggregate Discounted Contract Balance      3,075,014.95
                                                                                            =============

                                                                                                             ---------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                             145,259,345.00
                                                                                                             ===============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 14, 2002

XIII.  CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

          POOL A                                                                                               Predecessor
                                                                            Discounted         Predecessor     Discounted
          Lease #        Lessee Name                                        Present Value      Lease #         Present Value
          --------------------------------------------------------          --------------     -----------     ---------------
          3155-007       RADNET MANAGEMENT, INC.                               $188,552.08     1231-033          $1,243,525.87
          3155-008       RADNET MANAGEMENT, INC.                               $535,706.60     1572-033            $878,621.70
          3205-002       FOUNTAIN AND PHOENIX DIAGNOSTIC                     $3,111,829.21     2421-001          $1,711,098.71
          3307-002       OPEN MRI OHIO 2 VENTURES, LLC                         $767,314.06     1046-501            $639,976.34
          3330-004       OPEN MRI TEXAS VENTURES, LLC                          $756,617.60     1100-503            $659,108.62
                                                                                               1912-002            $107,797.25




                                                                            --------------                     ---------------
                                                                     Totals: $5,360,019.55                       $5,240,128.49

          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                               $5,240,128.49
          b) ADCB OF POOL A AT CLOSING DATE                                                                    $202,195,615.75
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                               2.59%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                            $0.00
b) Total discounted Contract Balance of Substitute Receivables                             $0.00
c) If (a) > (b), amount to be deposited in Collection Account per Contribution
   & Servicing Agreement Section 7.02                                                      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                               YES       NO  X
                                                                                                     ------    ------

    POOL B                                                                                               Predecessor
                                                                     Discounted         Predecessor      Discounted
    Lease #        Lessee Name                                       Present Value      Lease #          Present Value
    --------------------------------------------------------         -------------      -----------      ---------------
    3305-001       OPEN MRI IOWA VENTURES, LLC                       $1,004,680.88       1047-501             $77,392.98
                                                                                         1100-504             $93,947.73
                                                                                         1344-026             $17,225.68
                                                                                         1344-029             $63,104.76
                                                                                         1344-030              $2,292.14
                                                                                         1347-010              $5,382.42
                                                                                         1347-011            $202,500.53
                                                                                         1347-012            $194,679.35
                                                                                         1791-008             $10,844.23
                                                                                         1791-010             $60,297.19
                                                                                         1791-011              $9,057.14
                                                                                         1791-012              $9,708.25
                                                                                         2097-004             $44,783.62
                                                                                         2454-001             $80,861.15
                                                                                         2454-003             $86,291.63
                                                                                         1101-524             $27,639.26
                                                                     -------------                        --------------
                                                              Totals:$1,004,680.88                           $986,008.06

    a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                 $986,008.06
    b) ADCB OF POOL B AT CLOSING DATE                                                                     $90,333,293.68
    c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
       RATING AGENCY APPROVES)                                                                                      1.09%

  * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
    (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A
    BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                  $0.00
b) Total discounted Contract Balance of Substitute Receivables                   $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
   Contribution & Servicing Agreement Section 7.02                               $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                    YES       NO  X
                                                                                          ------    ------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 14, 2002

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

          POOL A - NON-PERFORMING                                                                                   Predecessor
                                                                                  Discounted        Predecessor     Discounted
          Lease #    Lessee Name                                                  Present Value     Lease #         Present Value
          ---------------------------------------------------------------         -------------     -----------     ---------------
          2841-002   MEDICAL IMAGING CO., INC.                                      $980,724.35      2207-005         $1,326,497.89
          2908-001   ALASE, L.L.C.                                                  $131,731.36
          2002476-2  ASHLAND AREA COMMUNITY HOSPITAL INC.                           $169,739.33
                     CASH                                                            $44,302.85
          1999-004   NAVIX DIAGNOSTIX, INC.                                       $2,985,811.62      1881-005         $2,387,877.73
          3155-007   RADNET MANAGEMENT, INC.                                        $335,553.30      4284-402           $335,553.30
          1504-013   SIGNATURE MEDICAL                                            $1,221,375.67      2557-001         $1,323,430.38
                     CASH                                                           $102,054.71




                                                                                  -------------                     ---------------
                                                                           Totals:$5,971,293.19                       $5,373,359.30

          a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                              5,373,359.30
          b) ADCB OF POOL A AT CLOSING DATE                                                                         $202,195,615.75
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    2.66%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                  $0.00
b) Total discounted Contract Balance of Substitute Receivables                   $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
   Contribution & Servicing Agreement Section 7.02                               $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                     YES         NO  X
                                                                                           -------     ------

          POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                           Predecessor
                                                                                Discounted        Predecessor     Discounted
          Lease #    Lessee Name                                                Present Value     Lease #         Present Value
          ------------------------------------------------------------          -------------     -----------     --------------
          1679-002   OPENSIDED MRI OF ST. LOUIS, L.L.C.                           $506,250.32      2207-004          $611,746.22
          1218-020   MEDICAL SERVICES OF AMERICA                                  $200,642.43




                                                                                -------------                     --------------
                                                                         Totals:  $706,892.75                        $611,746.22

          a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                               $611,746.22
          b) ADCB OF POOL B AT CLOSING DATE                                                                       $90,333,293.68
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 0.68%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
          (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A
          BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                  $0.00
b) Total discounted Contract Balance of Substitute Receivables                   $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
   Contribution & Servicing Agreement Section 7.02                               $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                      YES        NO  X
                                                                                            ------     ------

                       DVI RECEIVABLES XI, L.L.C. 2000-1
                                SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 14, 2002


XV.  POOL PERFORMANCE MEASUREMENTS

1.     AGGREGATE DISCOUNTED CONTRACT BALANCE

       CONTRACTS DELINQUENT > 90 DAYS                                TOTAL OUTSTANDING CONTRACTS
       This Month                                   7,374,049.45     This Month                           145,259,345.00
       1 Month Prior                                6,023,385.95     1 Month Prior                        153,455,054.41
       2 Months Prior                               5,630,780.19     2 Months Prior                       158,401,617.98

       Total                                       19,028,215.59     Total                                457,116,017.39

       a) 3 MONTH AVERAGE                           6,342,738.53     b) 3 MONTH AVERAGE                   152,372,005.80

       c) a/b                                              4.16%

2.     Does a Delinquency Condition Exist (1c > 6%)?
                                                                                              Yes                   No       X
                                                                                                ----------------      -------------

3.     Restricting Event Check

       A. A Delinquency Condition exists for current period?                                 Yes                   No       X
                                                                                                ----------------      -------------
       B. An Indenture Event of Default has occurred and is then continuing?                 Yes                   No       X
                                                                                                ----------------      -------------

4.     Has a Servicer Event of Default occurred?                                             Yes                   No       X
                                                                                                ----------------      -------------

5.     Amortization Event Check

       A. Is 1c  > 8% ?                                                                      Yes                   No       X
                                                                                                ----------------      -------------
       B. Bankruptcy, insolvency, reorganization; default/violation of any covenant
            or obligation not remedied within 90 days?                                       Yes                   No       X
                                                                                                ----------------      -------------
       C. As of any Determination date, the sum of all defaulted contracts since
            the Closing date exceeds 6% of the ADCB on the Closing Date?                     Yes                   No       X
                                                                                                ----------------      -------------


6.     Aggregate Discounted Contract Balance at Closing Date                            Balance $ 270,243,724.70
                                                                                                ----------------

DELINQUENT LEASE SUMMARY

     Days Past Due               Current Pool Balance                 # Leases
     -------------               --------------------                 --------
           31 - 60                       3,133,073.98                       31
           61 - 90                       3,965,688.90                       17
          91 - 180                       7,374,049.45                       24

Approved By:
Matthew E. Goldenberg
Vice President
Structured Finance and Securitization